10.20

                                FIRST AMENDMENT
                               TO LEASE AGREEMENT
                     BETWEEN CORRIDOR PARK POINTE II, L.P.,
                                AS LANDLORD, AND
                      INTELLIGENT REASONING SYSTEMS, INC.,
                                   ASTENANT,
                            AT CORRIDOR PARK POINTE
                                   BUILDING E

STATE OF TEXAS    )

COUNTY OF TRAVIS  )

KNOW ALL PERSONS BY THESE PRESENTS:

      That the parties to this First Amendment to Lease Agreement (the "Amendment"), are Corridor Park Pointe II, L.P., herein referred to as "Landlord", and Intelligent Reasoning Systems, Inc., herein referred to as "Tenant".

                              W I T N E S S E T H

      WHEREAS, Landlord and Tenant entered into a Lease Agreement (the "Lease"), dated May 21, 1999, covering approximately 15,136 square feet (the "Premises"), in Corridor Park Pointe Building E (the "Building"), in Austin, Texas, as more particularly described in the Lease, and

      WHEREAS, Landlord and Tenant have agreed to modify the Lease as provided herein.

      NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, Landlord and Tenant agree as follows:

      1. The Lease Term shall be revised to provide for a new expiration date of December 31, 2006.

      2. The Premises, as described in Section I of the Lease, shall be increased in size by 20,064 square feet (the "New Premises") which, when combined with the Premises, will create an expanded lease space of approximately 35,200 square feet (the "Expanded Premises"). The Premises, New Premises, and Expanded Premises will be in approximate locations as shown on the attached Exhibit "A" to this Amendment. Tenant shall continue to occupy and operate out of the Premises until the Commencement Date of the Expanded Premises, as described below.

      3. The "Commencement Date" (of the Expanded Premises) shall be deemed to be the earliest of. (i) the date upon which the New Premises and other improvements to be erected in accordance with the plans and specifications described in Exhibit "B" and Exhibit "B-1", attached hereto and incorporated herein by reference (the "Plans"), have been substantially completed; (ii) the date upon which the New Premises or such improvements would have been substantially completed but for the delays caused directly or indirectly by Tenant, including Plan delays or change orders; (iii) the date upon which Tenant occupies any part of the New Premises; or (iv) March 1, 2000. As used herein, the term "substantially completed" shall mean that, in the opinion of the architect or space planner that prepared the Plans, such improvements have been completed in accordance with the Plans and the New Premises are in good and satisfactory condition, with the exception of completion of minor punch list items. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing that the Commencement Date of the Expanded Premises has occurred. Please refer to Exhibit "B" and Exhibit "B-1" for the responsibilities of Landlord and Tenant in the production of the Plans, the permitting of any construction, as well as the construction of the New Premises per the Plans.


                                       1.

      4. The amount of Minimum Guaranteed Rental due from Tenant on the Expanded Premises for each month of the extended Lease term shall be as follows:

                          Dates                      Minimum Guaranteed Rental
                          -----                      -------------------------
            Commencement Date - July 31, 2000      $28,374.72/mo. ($9.67/sf/yr)
            August 1, 2000 - December 31, 2000     $28,828.80/mo. ($9.83/sf/yr)
            January 1, 2001 - December 31, 2001    $29,079.60/mo ($9.91/sf/yr)
            January 1, 2002 - December 31, 2002    $29,395.80/mo. ($10.02/sf/yr)
            January 1, 2003 - December 31, 2003    $31,397.52/mo  ($10.70/sf/yr)
            January 1, 2004 - December 31, 2004    $32,102.40/mo. ($10.94/sf/yr)
            January 1, 2005 - December 31, 2006    $33,440.00/mo. ($11.40/sf/yr)

            Tenant will continue to pay Common Area Maintenance (CAM), Insurance, Property Taxes and Management Fees each month as provided in the Lease and as estimated by Landlord from time to time with Tenant's pro rata share of such expenses being based upon the square footage of the Expanded Premises beginning with the Commencement Date as defined above.

      5. Landlord and Tenant agree that the Right of First Refusal set forth in Exhibit "C" of the Lease has been exercised, is of no further force and effect, and no further Right of First Refusal continues to exist for the benefit of Tenant.

      6. Landlord and Tenant agree to revise the provisions of the Security Deposit, as set forth in Paragraph 2 of Exhibit "C" of the Lease. Beginning no later than the Commencement Date of the Expanded Premises, as defined above, Tenant agrees to provide Landlord, a Security Deposit in the form of an Irrevocable Letter of Credit ("Letter of Credit") in an amount equal to $100,000, for a term to expire five (5) years from the Commencement Date of the Expanded Premises. The Letter of Credit shall be issued by a financial institution approved by Landlord, in its sole discretion, shall be prepared in form acceptable to Landlord, shall serve as security for the Lease, and will be drafted so that Landlord can draw upon such Letter of Credit without any additional action should Tenant be in default of this Lease. Specifically, should Tenant remain in default of this Lease for ten (10) days after written notice of the default as sent by Landlord, Landlord may present evidence of such default and draw upon the Letter of Credit with no other action necessary.

            Tenant also agrees to provide to Landlord, no later than the Commencement Date of the Expanded Premises, an additional Security Deposit in the form of an Irrevocable Letter of Credit (the "Additional Letter of Credit") in an amount equal to $75,000 for a term to expire two (2) years from the Commencement Date of the Expanded Premises. The Additional Letter of Credit shall be issued by a financial institution approved by Landlord, in its sole discretion, shall be prepared in a form acceptable to Landlord, shall serve as security for the Lease, and will be drafted so that Landlord can draw upon such Letter of Credit without any additional action should Tenant be in default of this Lease. Specifically, should Tenant remain in default of this Lease for ten (10) days after written notice of the default as sent by Landlord, Landlord may present evidence of such default and draw upon the Letter of Credit with no other action necessary.

            None of the. construction allowance due to Tenant from Landlord will, as described within Exhibit "B- I" attached hereto, be payable until the time that Tenant has delivered to Landlord both the Letter of Credit and the Additional Letter of Credit referenced above. If either or both Letters of Credit remain undelivered upon the Commencement Date of the Expanded Premises, then Tenant shall be deemed to be in default of the Lease as described in Section 19 of the Lease and Landlord shall be able to avail itself of all available remedies, including, but not exclusively, the right to immediately draw upon any letter of Credit held by Landlord, with no additional action or notice other than that provided in the Lease.

            Tenant also agrees to deliver to Landlord, no later than 30 days prior to the expiration of the above referenced $100,000 Letter of Credit, a Security Deposit in the amount of $33,440, in cash,


                                       2.

            not a Letter of Credit, which will serve as the Security Deposit for the remaining lease term of the Expanded Premises. If Tenant has not delivered the $33,440 cash Security Deposit to Landlord on the above stated due date, Tenant will be deemed to be in default under the terms of the Lease and Landlord will be able to avail itself of all available remedies.

            By executing this Amendment, the individual executing on behalf of Tenant hereby warrants and represents that he is duly authorized to execute and deliver this Amendment on behalf of Tenant in accordance with a duly adopted resolution of the corporation in accordance with the Articles of Incorporation and that this Amendment is binding upon Tenant in accordance with its terms.

            The Lease is modified herein and shall be (i) binding upon and inure to the benefit of the parties hereto and their respective successors-in-interest and assigns, if permitted; (ii) in full force and effect; and (iii) is hereby ratified and confirmed in its entirety.

All other terms and conditions of the Lease shall remain in full force and effect.

This First Amendment to Lease does not become effective until executed and delivered by both Landlord and Tenant.


                                       3.

      IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused this First Amendment to Lease to be executed in multiple counterparts, each of which shall have the force and effect of any original, on this the 9th day of November 1999.

WITNESS FOR LANDLORD:                   LANDLORD: CORRIDOR PARK POINTE II, L.P.,
                                                  a Delaware limited partnership
/s/ Milo Burdette
----------------------------------
                                        By: B & O Property, L.L.C., a Delaware
                                        limited Liability company, General
                                        Partner

                                             By: B & O Management Company,
                                                 L.L.C., a Delaware limited
                                                 liability company, Operating
                                                 Manager

                                                 By: /s/ C. Patrick Oles
                                                     ---------------------------
                                                     C. Patrick Oles, Jr.,
                                                     President


WITNESS FOR TENANT:                     TENANT: INTELLIGENT REASONING SYSTEMS,
                                                INC.

                                        By: /s/ Stephen R. Gunn
                                            ------------------------------------
                                             Stephen R. Gunn

/s/ Heather L. Renee
----------------------------------
Heather L. Renee                        Its: Vice President of Finance

                                  EXHIBIT "A"
                     TO FIRST AMENDMENT TO LEASE AGREEMENT

                         CORRIDOR PARK POINTE II, L.P.

                               LEGAL DESCRIPTION

Legal Description of Land: A 10.229 acre tract of land in Travis County, Texas being

Lot 1 of Corridor Park Pointe II a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 102, pgs. 257 and 258 of the Plat Records of Travis County, Texas.

                               TENANT'S PREMISES

                  Premises - approximately 15,136 square feet.
                New Premises - approximately 20,074 square feet.
             Expanded Premises - approximately 35,200 square feet.

             Site plan subject to change at Landlord's discretion.
                          Curb cuts subject to change.

                               [GRAPHIC OMITTED]

                                  EXHIBIT "B"
                     TO FIRST AMENDMENT TO LEASE AGREEMENT

                         CORRIDOR PARK POINTE II, L.P.

                  DESCRIPTION OF LANDLORD'S AND TENANT'S WORK

Plans and specification for Tenant's Work must be submitted by Tenant to Landlord within 15 days of execution of this Lease Agreement. All such Tenant's Work shall be subject to Landlord's approval and acceptance, which shall be a condition to any reimbursement herein provided.

                              DESCRIPTION OF WORK                                  RESPONSIBILITY

                                                                              Landlord          Tenant
1)  Floor slab (except 7' leave out).                                            X
                                                                              --------          ------
2)  Sealed concrete in any storage area.                                                           X
                                                                              --------          ------
3)  Storefront: See "I" below.                                                   X
                                                                              --------          ------
4)  Interior demising partitioning, taped and bedded.                                              X
                                                                              --------          ------
5)  Final coat of paint in all areas.                                                              X
                                                                              --------          ------
6)  Standard suspended, acoustical, grid ceiling system with lay in tiles throughout the Expanded Premises (ceiling height shall be at least
    9.5' above finished floor. Ceiling systems are to be approved by
    Landlord prior to installation.                                                                X
                                                                              --------          ------
7)  Restroom facility shall be handicapped equipped and shall be in
    accordance with applicable City Code requirements.                           X
                                                                              --------          ------
8)  Electrical: Tenant is responsible for bringing electrical service from the back of the building into the Expanded Premises.  All electrical work shall be in accordance with applicable City Code requirements. Power requirements exceeding 100 amps must be approved
    by Landlord prior to Tenant commencing construction.                                           X
                                                                              --------          ------
9)  Other Utilities:
    a) Rough-in plumbing (brought to rear of building).                          X
                                                                              --------          ------
    b) Sanitary Sewer (brought to rear of building).                             X
                                                                              --------          ------
    c) Natural Gas.                                                              X
                                                                              --------          ------
    d) Hot water heater.                                                                           X
                                                                              --------          ------
10) Heating, Ventilation and Air Conditioning: (HVAC)
    a) One ton per every 325 s.f. as a minimum, gas/electric HVAC unit.                            X
                                                                              --------          ------
    b) Roof penetration for HVAC unit.                                                             X
                                                                              --------          ------
    c) Air conditioning screen as required by City Code.                                           X
                                                                              --------          ------
11) Lighting:
    a) Lighting to maintain adequate candlepower.                                                  X
                                                                              --------          ------
    b) Lighting in storage area.                                                                   X
                                                                              --------          ------
12) Rear exit metal door where required by City Code.                            X
                                                                              --------          ------
13) Any cross partition walls.                                                                     X
                                                                              --------          ------
14) Signs subject to Landlord's approval (size and other criteria to meet
    applicable City Code as well as Landlord's sign criteria).                                     X
                                                                              --------          ------
15) Trade fixtures, shelving and other work necessary for retail operations.                       X
                                                                              --------          ------
16) Application for separate metering of applicable utilities.                                     X
                                                                              --------          ------
17) All additional work not stated herein-above.                                                   X
                                                                              --------          ------
18) Plans and specifications for construction.                                                     X
                                                                              --------          ------

The cost of any and all work not specifically delineated as Landlord's Work, or any increase in cost resulting from subsequent changes, shall be the responsibility of, and paid for by Tenant.

Tenant shall apply, or cause to be applied, for a Certificate of Occupancy upon notification by contractor or Landlord that the Expanded Premises are ready for occupancy.

                     TO FIRST AMENDMENT TO LEASE AGREEMENT

                         CORRIDOR PARK POINTE II, L.P.

                  DESCRIPTION OF LANDLORD'S AND TENANT'S WORK

NOTES:

A. Tenant agrees to accept the Expanded Premises in its existing condition, to submit approved plans and specifications for all necessary building permits, and to move posthaste to finish the lease space in a good and workmanlike manner.

B. Tenant shall apply for separate metering of applicable utilities in Tenant's own name and will be responsible for all deposits. All utilities shall be placed according to the City or any other governmental entity having jurisdiction.

C. Tenant shall apply for a Certificate of Occupancy (or equivalent document as may be issued by the City) and shall deliver a copy of such to Landlord prior to the Commencement Date.

D. Tenant shall supply Landlord with plans and, specifications, at Tenant's expense, of the proposed renovation of the Expanded Premises within fifteen (15) days of execution of this Lease Agreement. Tenant may not commence construction of the Expanded Premises until Landlord has approved in writing the plans and specifications.

E. All salvage carpeting, light fixtures, doors, closure devices, HVAC, etc., shall remain the property of Landlord at Landlord's option. Landlord shall not be liable for or warrant the serviceability of these items.

F. All maintenance and repair of the Heating, Ventilating and Air Conditioning system (HVAC) during the term of this lease is the sole responsibility of the Tenant. Location of all HVAC units or any other roof mounted equipment shall be approved by Landlord's roofing contractor. Any penetrations in the roof or exterior walls or any other modifications to the Project shall be approved by Landlord prior to the commencement of the work.

G. Demising wall between spaces are to be one hour fire rated, full height to roof deck with a closure strip at deck.

H. The wall above the storefront on the back side of the soffit in all areas is to be a one hour fire rated wall, full height to roof deck with a closure strip at the deck.

I. Storefront is to meet Landlord's specifications. Storefront criteria to be provided by Landlord.

J.    All toilet facilities should meet handicap requirements.

K. Building signage shall conform to the sign criteria established by the Landlord.

L. Power for signage, if allowed and/or required, shall be provided through each individual lease space by Tenant with relay connection to house light circuit.

M. All utilities should be placed according to the City requirements or any other governmental entity having jurisdiction.

N. All fees, permits and other charges relating to Tenant construction shall be the exclusive responsibility of Tenant.

0. If there are any changes by Tenant, Tenant's contractors, subcontractors or agents from the improvements set forth in the final plans and specifications referred to above, each such change must receive the prior written approval of Landlord. Tenant shall, upon completion of the improvements, furnish Landlord with an accurate "as built" plan of the improvements as constructed.

P. Tenant shall supply Landlord copies of all mechanical equipment manuals, warranties, etc. up-request.

                                 EXHIBIT "B-1"

                     TO FIRST AMENDMENT TO LEASE AGREEMENT

                         CORRIDOR PARK POINTE 11, L.P.

                  DESCRIPTION OF LANDLORD'S AND TENANT'S WORK

1. Tenant agrees to accept the Expanded Premises in its existing "as is" condition (except as otherwise provided herein) and to complete the construction of the Expanded Premises to final form, including all utility connections in accordance with paragraph 2, below.

2. Landlord shall reimburse Tenant a construction allowance of $401,280.00 within thirty (30) days after the following events have taken place:

      a). Approval of plans and specifications furnished by Tenant to Landlord within fifteen (15) days following execution of this Lease. Landlord shall approve or disapprove Tenant's plans and specifications within ten (10) days after receipt of same. Landlord's failure to approve or disapprove such plans and specifications within such time shall be deemed as approval of same;

      b). Completion of Tenant's construction work in accordance with approved plans and specifications subject to Landlord's reasonable approval;

      c). Receipt by Landlord from Tenant of a Certificate of Occupancy issued by the City or other municipal or governmental agency authorized to issue such Certificate for the Expanded Premises;

      d). Receipt by Landlord from Tenant of a release and waiver of all liens, holding Landlord harmless from any obligation whatsoever which may be or may have been incurred by tenant, or Tenant's contractors or subcontractors, during the construction of the Expanded Premises.

      e). Receipt by Landlord of Tenant's proof of insurance certificate, naming Landlord as "Additional Insured".

      f). Receipt by Landlord of a signed "Punch List" indicating that all Punch List items noted in the walkthrough have been completed to Tenant and Landlord's reasonable satisfaction.

Landlord agrees to reimburse to Tenant the construction allowance referenced above in no more than three (3) partial payments instead of one total payment. Each partial reimbursement request by Tenant shall include a certification from a registered architect that Tenants interior improvements have been completed according to the approved plans and specifications and indicate that the improvements have been completed to a point equal to or greater than the proportionate amount of the total reimbursement being requested. All of the other required events listed above must be completed prior to the final reimbursement request by Tenant.

                     TO FIRST AMENDMENT TO LEASE AGREEMENT

                          CORRIDOR PARK POINTE II L.P.

                  DESCRIPTION OF LANDLORD'S AND TENANT'S WORK

NOTES:

Q. Tenant shall provide Landlord with duly executed, valid and effective waivers of lien or release of all statutory or constitutional liens, from Tenant's contractor and subcontractors, holding Landlord harmless from any obligations which may have been incurred by Tenant or Tenant's contractor or subcontractors with respect to the work material furnished during the construction of the Leasehold improvements.

R. Any contractor and/or subcontractors engaged by Tenant shall comply with all standards and regulations established by Landlord. Such contractors and subcontractors shall possess both general liability and workmen's compensation insurance prior to performing any work on the Expanded Premises and Landlord shall be provided proof of such insurance. Tenant's Work shall be conducted in such manner as to minimize Landlord's operation of the Project and/or use of the Project by other tenants.